                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2003

                           ORBITTRAVEL.COM CORPORATION
                        _________________________________

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                        _________________________________

                 (State or Other Jurisdiction of Incorporation)

               000-24812                                56-1781650
         ______________________                ____________________________

        (Commission File Number)           (I.R.S. Employer Identification No.)

     88 Greenwich Street #3501                            10006
            New York, NY                       ____________________________

(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 785-9466
                        _________________________________

              (Registrant's Telephone Number, Including Area Code)

                        One Union Square South, Suite 10J
                               New York, NY 10003
                        _________________________________

          (Former name or former address, if changed since last report)

                                       1

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 29, 2003, with the approval of the Audit Committee and the concurrence of the Board of Directors, OrbitTravel.com Corporation. (the "Registrant")
engaged Stark Winter Schenkein & Co., LLP ("SWS") as its independent auditors.
OrbitTravel dismissed its former independent auditors, Holtz Rubenstein & Co.,
LLP ("HR"), effective as of that date. Prior to the engagement of SWS, HR had served as the independent auditors of the Registrant since December 2001. Prior to the engagement, there were no consultations between SWS and the Registrant regarding the treatment of accounting, auditing or financial reporting issues.

HR's audits of the Registrant's financial statements for the years ended
December 31, 2001 and 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for a paragraph regarding uncertainty concerning the Company's ability to continue as a going concern; such statements did not contain any adjustments for uncertainty stated therein.

There have been no disagreements between the Registrant and HR in connection with the audit of the Registrant's financial statements for the fiscal years ended December 31, 2000 and 2001, and in the subsequent interim period through
July 29, 2003, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HR, would have caused HR to make reference to the subject matter of the disagreements in its report on the Registrant's financial statements for any such periods. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of
1934, as amended, occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period through July 29, 2003 preceding the dismissal of HR.

HR furnished the Registrant with a letter addressed to the United States
Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)   Financial Statements of Businesses Acquired

          Not Applicable.

    (b)   Pro Forma Financial Information

          Not Applicable.

    (c)   Exhibits

                                        2

16.1   Letter regarding change in certifying accountant from Holtz Rubenstein &
       Co., LLP to the United States Securities and Exchange Commission.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ORBITTRAVEL.COM CORPORATION

Date: August 21, 2003                               By:  /s/ Joseph Cellura
                                                        Joseph Cellura
                                                        Chief Executive Officer

                                        3

                                  EXHIBIT INDEX

Exhibit No.                  Description
___________                  _________________

16.1                         Letter regarding change in certifying accountant
                             from Holtz Rubenstein & Co., LLP to the United States
                             Securities and Exchange Commission.

                                        4

                                                              Exhibit 16.1
August 21, 2003

United States Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Re:  OrbitTravel.com Corporation

Dear Sirs/Madams:

We have read the statements in Item 4 of Form 8-K of OrbitTravel.com Corporation
dated July 29, 2003. We agree with the statements concerning our firm in such
Form 8-K.

Yours truly,

/s/  HOLTZ RUBENSTEIN & CO., LLP

                                       5